POWER OF ATTORNEY FOR SECTION 16 FILINGS


	I, JOHN J. AHN, of [REDACTED], do hereby make, constitute and appoint JULIET
STONE or VIVIAN KIM ("Attorneys-In-Fact"), having an address at 3660 Wilshire
Blvd., Suite PH-A, Los Angeles, CA 90010, to act as my true and lawful attorney for the purposes hereinafter set forth, effective as of this 17th day of
February, 2016.

	I hereby grant to my Attorney-In-Fact, for me and in my name, place and stead, the power to:

1.	if necessary, prepare, execute and submit to the United States Securities and
Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords, and passphrases enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934, as
amended (the "Exchange Act") or any rule or regulation of the SEC;

2.	execute for and on my behalf, in my capacity as an officer, director or stockholder of HANMI FINANCIAL CORPORATION, a Delaware corporation (the "Company'), any Forms 3, 4 and 5 or any amendments thereto, in accordance with
Section 16(a) of the Exchange Act;

3.	do and perform any and all acts for and on my behalf that many be necessary or desirable to complete and execute any such Forms 3, 4 and 5 and any amendments thereto, and to timely file such form or amendment with the SEC and any stock exchange or similar authority; and

4.	take any other action of any type whatsoever that, in the opinion of my
Attorney-In-Fact, may be necessary or desirable in connection with the foregoing grant of authority, it being understood that the documents executed by my Attorney-In-Fact pursuant to this limited power of attorney shall be in such form and shall contain such terms and conditions as my Attorney-In-Fact may approve.

	I hereby grant to my Attorney-In-Fact full power and authority to do and to perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as I might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that my Attorney-In-Fact shall lawfully do or cause to be done by virtue of this limited power of attorney and the rights and powers herein granted.  I acknowledge and agree that neither my Attorney-In-Fact nor the Company is assuming any of my responsibilities to comply with Section 16 of the Exchange
Act.

	This limited power of attorney shall remain in full force and effect until I am no longer required to file any Forms 3, 4  and 5 with respect to my holdings of, and transactions in, securities issued by the Company, unless earlier revoked by me in a signed writing delivered to the foregoing Attorney-In-Fact.  This limited power of attorney may be filed with the SEC as a confirming statement of the authority granted herein.

		IN WITNESS WHEREOF, the undersigned has caused this limited power of attorney to be executed this 17th day of February, 2016.


						/s/ John J. Ahn
						JOHN J. AHN



STATE OF CALIFORNIA

COUNTY OF LOS ANGELES



	On February 17, 2016 before me, Anna Yoon Cheong, Notary Public, personally appeared John J. Ahn who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.



                                         /s/ Anna Yoon Cheong
                                         Notary Public


                                         Commission #2071216
                                         _________________________________
                                         My Commission Expires: 06/24/2018